Exhibit 10.10

SIXTH AMENDMENT TO

REVOLVING CREDIT AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of December 31, 2012, is entered into by and among the Lenders signatory hereto, PNC BANK, NATIONAL ASSOCIATION (“PNC”), in its capacity as agent for the Lenders (in such capacity “Agent”), GENERAL ELECTRIC CAPITAL CORPORATION and PNC, as co-collateral agents (in such capacities, the “Co-Collateral Agents” and each a “Co-Collateral Agent”), TWIST BEAUTY PACKAGING HOLDING CORP., a Delaware corporation (“U.S. Parent Holdco”), and its Subsidiaries signatory hereto. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement defined below.

RECITALS

A.            The Lenders, Agent, the Co-Collateral Agents, U.S. Parent Holdco, BEAUTY PACKAGING CANADA HOLDINGS, INC., an Ontario corporation (“Canadian Parent Holdco” and together with U.S. Parent Holdco, the “Parent Holdcos” and each a “Parent Holdco”), ALBEA AMERICAS, INC., a Delaware corporation (“Albea Americas”), ALBEA COSMETICS AMERICA, INC., a Delaware corporation (“Albea Cosmetics”), ALBEA BEAUTY SOLUTIONS USA, LLC, a New York limited liability company (“Albea Solutions”), ALBEA MEXICANA, LP, a Texas limited partnership (“Albea Mexicana”), ALBÉA METAL AMERICAS, INC., a Delaware corporation (“Albéa Metal”), REXAM BEAUTY AND CLOSURES INC., a Delaware corporation (“Albéa Thomaston” and, collectively with Albea Americas, Albea Cosmetics, Albea Solutions and Albéa Metal, the “U.S. Borrowers” and each a “U.S. Borrower”), ALBÉA CANADA INC., an Ontario corporation (“Albéa Canada” and collectively with the U.S. Borrowers, the “Borrowers” and each an “Borrower”) have previously entered into that certain Revolving Credit, Term Loan and Security Agreement, dated December 17, 2010, as amended by that certain First Amendment to Revolving Credit, Term Loan and Security Agreement dated January 18, 2011, that certain Second Amendment to Revolving Credit, Term Loan and Security Agreement and Waiver, dated August 31, 2011, that certain Third Amendment to Revolving Credit, Term Loan and Security Agreement, dated November 10, 2011, that certain Fourth Amendment to Revolving Credit, Term Loan and Security Agreement, dated August 28, 2012 and that certain Fifth Amendment to Revolving Credit, Term Loan and Security Agreement, dated October 5, 2012 (as amended, and as further amended, modified and supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrowers.

B.            The parties now wish to further amend the Credit Agreement on the terms set forth herein. Parent Holdcos and the Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s, any Co-Collateral Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement or any Other Document is being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             Amendments to Credit Agreement.

(a)           The following defined term is hereby added to Section 1.2 of the Credit Agreement in its proper alphabetical order:

“Albéa Thomaston” shall mean Rexam Beauty and Closures Inc., a Delaware corporation.

(b)           Clause (ii) of subsection (e) of the defined term “2012/2013 Transaction Date” is hereby amended to read as follows:

“(ii) Agent shall have received a Subordination Agreement in the form of Exhibit S to the Fifth Amendment, duly executed by Twist Beauty Packaging S.à.r.l., a private limited liability company (société à responsabilité limitée) established and existing under Luxembourg law with respect to the Twist Europe Loan;”

(c)           The defined term “Permitted Sponsor Subordinate Debt” set forth in Section 1.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“ “Permitted Sponsor Subordinated Debt” shall mean, collectively, (a) the Permitted Sponsor Acquisition Subordinated Debt, (b) if the 2012/2013 Transaction Date has occurred, the Twist Europe Loan so long as the aggregate amount of fees paid by U.S. Parent Holdco does not exceed 2% of the principal amount of such loan and (c) additional unsecured Indebtedness owing to Sun Capital, Twist Europe or any of Twist Europe’s Subsidiaries that are not Loan Parties which (i) is in an aggregate original principal amount not to exceed (A) if the 2012/2013 Transaction Date has not occurred, $20,000,000 or (B) if the 2012/2013 Transaction Date has occurred, $40,000,000, (ii) is otherwise on terms satisfactory to the Co-Collateral Agents in their Permitted Discretion and (iii) is subject to a Subordination Agreement in the form attached hereto as Exhibit S-1.”

(d)           The defined term “Twist Europe Loan” set forth in Section 1.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“ “Twist Europe Loan” shall mean the unsecured loan in the amount of $210,300,000 made by Twist Beauty Packaging S.à.r.l., a private limited liability company (société à responsabilité limitée) established and existing under Luxembourg law, to U.S. Parent Holdco pursuant to a promissory note substantially in the form of Exhibit F to the Fifth Amendment, or otherwise on terms satisfactory to the Co-Collateral Agents, on or about the 2012/2013 Transaction Date.”

2

(e)           The last sentence of Section 4.15(h)(ii) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“No Loan Party shall establish or otherwise acquire any deposit accounts or investment accounts, other than Excluded Accounts, without first providing to Agent an updated Schedule 4.15(h) and a control agreement with respect thereto in form and substance reasonably satisfactory to Agent; provided, however, no control agreements shall be required with respect to the deposit accounts of Albéa Thomaston maintained with Bank of America, N.A. so long as Agent receives, on or before March 31, 2013 (or such later date as the Co-Collateral Agents may consent to), evidence of the closure of all such deposit accounts.”

2.             Effectiveness of this Amendment.  This Amendment shall become effective upon execution hereof by all Persons contemplated to be parties hereto.

3.             Representations and Warranties.  As of the date hereof, each of the Parent Holdcos and Borrowers represents and warrants as follows:

(a)           Authority.  Such Person has full power, authority and legal right to enter into this Amendment and to perform all its respective Obligations hereunder and under the Other Documents (as amended or modified hereby). This Amendment has been duly executed and delivered by such Person, and this Amendment constitutes the legal, valid and binding obligation of such Person enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally. The execution, delivery and performance of this Amendment (a) are within such Person’s corporate, limited liability company or limited partnership powers (as applicable), have been duly authorized by all necessary company or partnership (as applicable) action, are not in contravention of law or the terms of such Person’s operating agreement, bylaws, partnership agreement, certificate of formation, articles of incorporation or other applicable documents relating to such Person’s formation or to the conduct of such Person’s business or of any material agreement or undertaking to which such Person is a party or by which such Person is bound, (b) will not, in any material respect, conflict with or violate any law or regulation, or any judgment, order or decree of any Governmental Body, (c) will not require the Consent of any Governmental Body or any other Person, except those Consents which have been duly obtained, made or compiled prior to the date hereof and which are in full force and effect or except those which the failure to have obtained would not have, or could not reasonably be expected to have a Material Adverse Effect and (d) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of any Loan party under the provisions of any material agreement, charter document, operating agreement or other instrument to which any Loan Party is a party or by which it or its property is a party or by which it may be bound.

(b)           Representations and Warranties.  Each of the representations and warranties made by a Loan Party in or pursuant to the Credit Agreement (as modified by this Amendment), the Other Documents and any related agreements to which it is a party, and each of the representations and warranties contained in any certificate, document or financial or other statement furnished at any time under or in connection with the Credit Agreement, the Other

3

Documents or any related agreement are true and correct in all material respects on and as of the date hereof or the Effective Date, as applicable, as though made on and as of such date, other than representations and warranties relating to a specific earlier date, and in such case such representations and warranties are true and correct in all material respects as of such earlier date.

(c)           No Default.  No event has occurred and is continuing that constitutes a Default or an Event of Default.

4.             Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York.

5.             Counterparts; Facsimile Signatures.  This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or other similar form of electronic transmission shall be deemed to be an original signature hereto.

6.             Reference to and Effect on the Other Documents.

(a)           Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Other Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b)           Except as specifically amended above, the Credit Agreement and all Other Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Loan Parties to Agent and the Lenders.

(c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent and/or the Lenders under any of the Other Documents, nor constitute a waiver of any provision of any of the Other Documents.

(d)           To the extent that any terms and conditions in any of the Other Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

7.             Ratification.  Each of the Parent Holdcos and Borrowers hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Other Documents effective as of the date hereof.

8.             Integration.  This Amendment, together with the Other Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

4

9.             Severability.  If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

10.          Submission of Amendment.  The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent, the Co-Collateral Agents or the Lenders to modify or waive any of their respective rights and remedies under the Other Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

11.          Guarantors’ Acknowledgment.  With respect to the amendments to the Credit Agreement effected by this Amendment, each of the Loan Parties signatory hereto that is (or concurrently herewith, is becoming) a Guarantor, hereby acknowledges and agrees to this Amendment and confirms and agrees that its Guaranty is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Amendment, each reference in such Guaranty to the Credit Agreement, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended or modified by this Amendment. Although Agent and the Lenders have informed the Guarantors of the matters set forth in this Amendment, and the Guarantors are hereby acknowledging the same, each Guarantor understands and agrees that neither Agent nor any Lender has any duty under the Credit Agreement, any Guaranty or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.

[signature pages follow]

5

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

TWIST BEAUTY PACKAGING HOLDING CORP.,
a Delaware corporation

By:	/s/ Fabrice Beaussant
Name: Fabrice Beaussant
Title: Treasurer

ALBEA AMERICAS, INC.,
a Delaware corporation

By:	/s/ Fabrice Beaussant
Name: Fabrice Beaussant
Title: Treasurer

ALBEA COSMETICS AMERICA, INC.,
a Delaware corporation

By:	/s/ Robert Pelliciari
Name: Robert Pelliciari
Title: Secretary

ALBEA BEAUTY SOLUTIONS USA, LLC,
a New York limited liability company

By:	/s/ Robert Pelliciari
Name: Robert Pelliciari
Title: Secretary

Signature Page to Sixth Amendment to Revolving Credit and Security Agreement

ALBEA MEXICANA, LP,
a Texas limited partnership

By: Albea Plastic Packaging Texas, Inc.
Its: General Partner

By:	/s/ Fabrice Beaussant
Name: Fabrice Beaussant
Title: Treasurer

BEAUTY PACKAGING CANADA HOLDINGS, INC.,
an Ontario corporation

By:	/s/ Roy Turner
Name: Roy Turner
Title: Director

ALBÉA CANADA INC.,
an Ontario corporation

By:	/s/ Roy Turner
Name: Roy Turner
Title: Director

CEBAL MEXICANA LLC,
a Delaware limited liability company

By:	/s/ Robert Pelliciari
Name: Robert Pelliciari
Title: Vice President and Secretary

Signature Page to Sixth Amendment to Revolving Credit and Security Agreement

ALBEA PLASTIC PACKAGING TEXAS, INC.,
a Delaware corporation

By:	/s/ Fabrice Beaussant
Name:	Fabrice Beaussant
Title:	Treasurer

ALBÉA METAL AMERICAS, INC.,
a Delaware corporation

By:	/s/ Fabrice Beaussant
Name:	Fabrice Beaussant
Title:	Treasurer

ALBÉA METAL HOLDING CORP.,
a Delaware corporation

By:	/s/ Fabrice Beaussant
Name:	Fabrice Beaussant
Title:	Treasurer

ALBÉA METAL REAL ESTATE, INC.,
a Delaware limited liability company

By:	/s/ Fabrice Beaussant
Name:	Fabrice Beaussant
Title:	Treasurer

REXAM BEAUTY AND CLOSURES INC.,
a Delaware corporation

By:	/s/ Denis Parant
Name:	Denis Parant
Title:	President

Signature Page to Sixth Amendment to Revolving Credit and Security Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Co-Collateral Agent, Agent and a Lender

By:	/s/ Scott K. Goldstein
Name:	Scott K. Goldstein
Title:	Senior Vice President

Signature Page to Sixth Amendment to Revolving Credit and Security Agreement

GENERAL ELECTRIC CAPITAL
CORPORATION,
as a Co-Collateral Agent and a Lender

By:	/s/ Thomas G. Sullivan
Name:	Thomas G. Sullivan
Title:	Duly Authorized Signatory

Signature Page to Sixth Amendment to Revolving Credit and Security Agreement

PNC BANK CANADA BRANCH,
as a Lender

By:	/s/ Mike Danby
Name:	Mike Danby
Title:	Assistant Vice President

Signature Page to Sixth Amendment to Revolving Credit and Security Agreement